                                                                    EXHIBIT 20.2

(WFS FINANCIAL LOGO)

                        WFS FINANCIAL 2004-3 OWNER TRUST

                           Distribution Date Statement
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004


COLLECTIONS

                                                                                                                        DOLLARS
Payments received                                                                                                   55,281,508.61
           Plus / (Less) :
                          Net Servicer Advances                                                                        190,533.12
                          Investment Earnings on funds
                            in the Collection Account                                                                   73,335.38
                                                                                                                  ----------------
Net Collections                                                                                                     55,545,377.11
          Plus / (Less) :
                          Funds in Spread Account                                                                   15,214,051.49

                                                                                                                   ---------------
Total Available Funds                                                                                               70,759,428.60
                                                                                                                   ===============


DISTRIBUTIONS

          Servicing Fee                                                                        1,582,398.00
          Trustee and Other Fees                                                                   7,376.91
                                                                                              --------------

Total Fee Distribution                                                                                               1,589,774.91

          Note Interest Distribution Amount - Class A-1                         201,373.67
          Note Interest Distribution Amount - Class A-2                         973,250.00
          Note Interest Distribution Amount - Class A-3                         957,000.00
          Note Interest Distribution Amount - Class A-4                       1,116,775.00
                                                                        -------------------
                                                                              3,248,398.67

          Note Principal Distribution Amount - Class A-1                     50,635,231.09
          Note Principal Distribution Amount - Class A-2                              0.00
          Note Principal Distribution Amount - Class A-3                              0.00
          Note Principal Distribution Amount - Class A-4                              0.00
                                                                        -------------------
                                                                             50,635,231.09

Total Class A Interest and Principal Distribution                                                                   53,883,629.76

          Note Interest Distribution Amount - Class B-1                         175,500.00
          Note Principal Distribution Amount - Class B-1                              0.00
                                                                        -------------------

Total Class B Interest and Principal Distribution                                                                      175,500.00

          Note Interest Distribution Amount - Class C-1                         192,000.00
          Note Principal Distribution Amount - Class C-1                              0.00
                                                                        -------------------

Total Class C Interest and Principal Distribution                                                                      192,000.00

          Note Interest Distribution Amount - Class D-1                         176,366.67
          Note Principal Distribution Amount - Class D-1                              0.00
                                                                        -------------------

Total Class D Interest and Principal Distribution                                                                      176,366.67

          Spread Account Deposit                                                                                    14,742,157.26
                                                                                                                   ---------------

Total Distributions                                                                                                 70,759,428.60
                                                                                                                   ===============

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004

PORTFOLIO DATA:
                                                                          # of loans
      Beginning Aggregate Principal Balance                                   85,535                            1,519,102,258.69

          Less:   Principal Payments                                                        (21,742,903.37)
                  Full Prepayments                                            (1,372)       (20,645,741.90)
                  Partial Prepayments                                             --                     -
                  Liquidations                                                  (153)        (2,497,887.10)
                                                                                          -----------------
                                                                                                                  (44,886,532.37)
                                                                                                               ------------------
      Ending Aggregate Principal Balance                                      84,010                            1,474,215,726.32
                                                                                                               ==================

Ending Outstanding Principal Balance of Notes                                                                   1,412,438,617.10
Overcollateralization Amount                                                                                       61,777,109.22
Overcollateralization Level                                                                                                4.19%

OTHER RELATED INFORMATION:

Spread Account:

         Beginning Balance (Including Spread and Capitalized Interest)                       15,191,022.59
               Investment earnings on funds in spread account                                    23,028.90
               Less: Funds included in Total Available Funds                                (15,214,051.49)
               Deposits                                                                      14,742,157.26
               Reductions                                                                               --
                                                                                          -----------------
         Ending Balance                                                                                            14,742,157.26

         Beginning Initial Deposit (Including Spread
           and Capitalized Interest)                                                         16,230,477.17
               Repayments                                                                               --
                                                                                          -----------------
         Ending Initial Deposit                                                                                    16,230,477.17

Pre-Fund Account:
         Beginning Balance                                                                              --
               Investment earnings on funds in pre-fund account                                         --
               Reductions                                                                             0.00
                                                                                          -----------------
         Ending Balance                                                                                                     0.00

Servicer Advances:
         Beginning Unreimbursed Advances                                                      1,012,613.33
         Net Advances                                                                           190,533.12
                                                                                          -----------------
                                                                                                                    1,203,146.45

Net Charge-Off Data:
         Charge-Offs                                                                          1,067,198.10
         Recoveries                                                                            (132,562.50)
                                                                                          -----------------
         Net Charge-Offs                                                                                              934,635.60

Delinquencies ( P&I):                                                     # of loans
         30-59 Days                                                              806         10,695,551.33
         60-89 Days                                                              195          2,478,220.26
         90-119 Days                                                              33            329,454.19
         120 days and over                                                         0                     -

Repossessions                                                                     50            531,672.91

Contracts Repurchased (pursuant to Sect. 3.02, 4.07,
        or 9.01 of the Sale and Servicing Agreement)                              --                                         --

Cumulative Charge-Off Percentage                                                                                           0.06%

WAC                                                                                                                     10.7193%
WAM                                                                                                                      62.795

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004

                                BEGINNING         NOTE MONTHLY                     TOTAL
             ORIGINAL          OUTSTANDING          PRINCIPAL       PRIOR        PRINCIPAL         PRINCIPAL       CURRENT
             PRINCIPAL          PRINCIPAL         DISTRIBUTABLE   PRINCIPAL    DISTRIBUTABLE      DISTRIBUTION    PRINCIPAL
 CLASSES      BALANCE            BALANCE             AMOUNT       CARRYOVER        AMOUNT            AMOUNT       CARRYOVER
 -------      -------            -------             ------       ---------        ------            ------       ---------
   A-1      229,000,000.00     140,073,848.19     50,635,231.09       0.00     50,635,231.09      50,635,231.09       0.00


   A-2      458,000,000.00     458,000,000.00              0.00       0.00              0.00           0.00           0.00


   A-3      348,000,000.00     348,000,000.00              0.00       0.00              0.00           0.00           0.00


   A-4      341,000,000.00     341,000,000.00              0.00       0.00              0.00           0.00           0.00


   B-1       60,000,000.00      60,000,000.00              0.00       0.00              0.00           0.00           0.00


   C-1       64,000,000.00      64,000,000.00              0.00       0.00              0.00           0.00           0.00


   D-1       52,000,000.00      52,000,000.00              0.00       0.00              0.00           0.00           0.00
          ----------------   ----------------     -------------       ----     -------------      -------------       ----
TOTAL     1,552,000,000.00   1,463,073,848.19     50,635,231.09       0.00     50,635,231.09      50,635,231.09       0.00
          ================   ================     =============       ====     =============      =============       ====

                   REMAINING            TOTAL
                  OUTSTANDING         PRINCIPAL
                   PRINCIPAL         AND INTEREST
 CLASSES            BALANCE          DISTRIBUTION
 -------            -------          ------------
   A-1           89,438,617.10     50,836,604.76


   A-2          458,000,000.00        973,250.00


   A-3          348,000,000.00        957,000.00


   A-4          341,000,000.00      1,116,775.00


   B-1           60,000,000.00        175,500.00


   C-1           64,000,000.00        192,000.00


   D-1           52,000,000.00        176,366.67
              ----------------     -------------
TOTAL         1,412,438,617.10     54,427,496.43
              ================     =============

                          NOTE MONTHLY                       TOTAL
                            INTEREST        PRIOR          INTEREST         INTEREST           CURRENT     DEFICIENCY     POLICY
   NOTE      INTEREST    DISTRIBUTABLE    INTEREST       DISTRIBUTABLE    DISTRIBUTION         INTEREST      CLAIM        CLAIM
  CLASSES      RATE          AMOUNT       CARRYOVER         AMOUNT           AMOUNT           CARRYOVER      AMOUNT       AMOUNT
  -------      ----          ------       ---------         ------           ------           ---------      ------       ------
    A-1      1.72515%       201,373.67        0.00         201,373.67        201,373.67          0.00          0.00        0.00

    A-2      2.55000%       973,250.00        0.00         973,250.00        973,250.00          0.00          0.00        0.00

    A-3      3.30000%       957,000.00        0.00         957,000.00        957,000.00          0.00          0.00        0.00

    A-4      3.93000%     1,116,775.00        0.00       1,116,775.00      1,116,775.00          0.00          0.00        0.00

    B-1      3.51000%       175,500.00        0.00         175,500.00        175,500.00          0.00          0.00        0.00

    C-1      3.60000%       192,000.00        0.00         192,000.00        192,000.00          0.00          0.00        0.00

    D-1      4.07000%       176,366.67        0.00         176,366.67        176,366.67          0.00          0.00        0.00
                          ------------        ----       ------------      ------------          ----          ----        ----
TOTAL                     3,792,265.34        0.00       3,792,265.34      3,792,265.34          0.00          0.00        0.00
                          ============        ====       ============      ============          ====          ====        ====

                        WFS FINANCIAL 2004-3 OWNER TRUST
                              Officer's Certificate
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 17, 2004


Detailed Reporting

                                 See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of October 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated August 01, 2004.

                           -----------------------------------------
                           Susan Tyner
                           Vice President
                           Assistant Controller

                           -----------------------------------------
                           Lori Bice
                           Assistant Vice President
                           Director Technical Accounting